EXHIBIT 4.1
€689,209,924.06 ADDITIONAL FACILITY AJ ACCESSION AGREEMENT

To:	The Bank of Nova Scotia as Facility Agent and Security Agent

From:
The persons listed in Schedule 1 to this Additional Facility AJ Accession Agreement (the Additional Facility AJ Lenders), such defined term to include any lender which becomes a New Lender in respect of Facility AJ, by the execution by the Facility Agent of a Novation Certificate (Cash), Novation Certificate (Cashless), Assignment Agreement (Cash) or Assignment Agreement (Cashless)

Date:    13th February 2015
UPC Broadband Holding B.V. (formerly known as UPC Distribution Holding B.V) - €1,072,000,000 Term Credit Agreement dated 16 January 2004 as amended from time to time (the Credit Agreement)

1.	In this Additional Facility AJ Accession Agreement:
Assignment Agreement (Cash) means an assignment agreement substantially in the form set out in Schedule 5 to this Additional Facility AJ Accession Agreement.
Assignment Agreement (Cashless) means an assignment agreement substantially in the form set out in Schedule 6 to this Additional Facility AJ Accession Agreement.
Facility AG Advance has the meaning given to it in the Additional Facility AG Accession Agreement dated 26 March 2013 between, among others, UPC Financing and The Bank of Nova Scotia as Facility Agent and Security Agent.
Facility AG Interest Period means the Interest Period which is current, at the Facility AJ Utilisation Date, in respect of the Facility AG Advance.
Facility AJ means the €689,209,924.06 term loan facility made available under this Additional Facility AJ Accession Agreement (subject to any upsizing in accordance with Clause 16 below).
Facility AJ Advance means a Euro denominated advance made to UPC Financing by the Additional Facility AJ Lenders under Facility AJ.
Facility AJ Commitment means, in relation to an Additional Facility AJ Lender, the amount in Euros set opposite its name under the heading "Facility AJ Commitment" in Schedule 1 to the counterpart of this Additional Facility AJ Accession Agreement executed by that Additional Facility AJ Lender, to the extent not cancelled, transferred, or reduced under the Credit Agreement.
Novation Certificate (Cash) means a novation certificate substantially in the form set out in Schedule 4 to this Additional Facility AJ Accession Agreement.
Novation Certificate (Cashless) means a novation certificate substantially in the form set out in Schedule 3 to this Additional Facility AJ Accession Agreement.
Total Additional Facility AJ Commitment means, at any time, the aggregate of the Facility AJ Commitments.

2.
Unless otherwise defined in this Additional Facility AJ Accession Agreement, terms defined in the Credit Agreement shall have the same meaning in this Additional Facility AJ Accession Agreement and a reference to a Clause is a reference to a Clause of the Credit Agreement. The principles of construction set out in Clause 1.2 (Construction) of the Credit Agreement apply to this Agreement as though they were set out in full in this Additional Facility AJ Accession Agreement.

3.	We refer to Clause 2.2 (Additional Facilities) of the Credit Agreement.

4.
This Additional Facility AJ Accession Agreement will take effect on the date on which the Facility Agent notifies UPC Broadband and the Additional Facility AJ Lenders that it has received the documents and evidence set out in Schedule 2 to this Additional Facility AJ Accession Agreement, in each case in form and substance satisfactory to it or, as the case may be, the requirement to provide any of such documents or evidence has been waived by the Facility Agent on behalf of the Additional Facility AJ Lenders (the Effective Date).

5.	We, the Additional Facility AJ Lenders, agree:

(a)	to become party to and to be bound by the terms of the Credit Agreement as Lenders in accordance with Clause 2.2 (Additional Facilities) of the Credit Agreement; and

(b)
to become party to the Security Deed as Lenders and to observe, perform and be bound by the terms and provisions of the Security Deed in the capacity of Lenders in accordance with Clause 9.3 (Transfers by Lenders) of the Security Deed.

6.
The Additional Facility Commitment in relation to an Additional Facility AJ Lender (for the purpose of the definition of Additional Facility Commitment in Clause 1.1 (Definitions) of the Credit Agreement) is its Facility AJ Commitment.

7.
Any interest due in relation to Facility AJ will be payable on the last day of each Interest Period in accordance with Clause 8 (Interest) of the Credit Agreement. The first Interest Period in relation to the Facility AJ Advance shall start on the first Utilisation Date for Facility AJ and end on the last day of the then current Interest Period in relation to the Facility AG Advance. In respect of the first Interest Period only, EURIBOR shall mean the EURIBOR rate as determined in respect of the Facility AG Interest Period.

8.
The Additional Facility Availability Period for Facility AJ shall be the period from and including the Effective Date up to and including the date that is 30 days following the Effective Date. Facility AJ may be drawn by one Advance during the Additional Facility Availability Period for Facility AJ. No more than one Request may be made in respect of Facility AJ under the Credit Agreement and such Request may only be in a principal amount equal to the Total Additional Facility AJ Commitments.

9.	Facility AJ shall comprise a committed term loan facility.

10.	The Facility AJ Advances will be used for general corporate purposes and working capital purposes, including the repayment or prepayment of existing indebtedness.

11.	The Final Maturity Date in respect of this Facility AJ will be March 31, 2021.

12.	The outstanding Facility AJ Advances will be repaid in full on the Final Maturity Date.

13.	The Margin in relation to Facility AJ is 3.75 per cent. per annum.

14.	The Borrower in relation to Facility AJ is UPC Financing.

15.
The interest rate for Facility AJ will be calculated in accordance with Clause 8.1 (Interest rate) of the Credit Agreement, being the sum of EURIBOR, the applicable Margin and the Mandatory Costs. For the avoidance of doubt, each party to this Agreement accepts and acknowledges that EURIBOR has the meaning given to it under Clause 1.1 (Definitions) of the Credit Agreement provided that, in relation to Facility AJ only, if the rate determined in accordance with the definition of EURIBOR is less than zero, EURIBOR shall be deemed to be zero.

16.

(a)
Provided that any upsizing of Facility AJ permitted under this paragraph will not breach any term of the Credit Agreement, Facility AJ may be upsized by any amount, by the signing of one or more further Additional Facility AJ Accession Agreements, that specify (along with the other terms specified therein) UPC Financing as the sole Borrower and which specify Additional Facility AJ Commitments denominated in Euros, to be drawn in Euros, with the same Final Maturity Date and Margin as specified in this Additional Facility AJ Accession Agreement.

(b)
For the purposes of this paragraph 16 (unless otherwise specified), references to Additional Facility AJ Lenders and Facility AJ Advances shall include Lenders and Advances made under any such further Additional Facility AJ Accession Agreement.

(c)
Where any additional Facility AJ Advance has not already been consolidated with any other Facility AJ Advance, on the last day of any Interest Period for that unconsolidated additional Facility AJ Advance, that unconsolidated additional Facility AJ Advance will be consolidated with any other consolidated Facility AJ Advances which have an Interest Period ending on the same day as that unconsolidated Facility AJ Advance, and all such Facility AJ Advances will then be treated as one Advance.

17.
Each of UPC Broadband and UPC Financing confirms, on behalf of themselves and each other Obligor that the representations and warranties set out in Clause 15 (Representations and Warranties) of the Credit Agreement (with the exception of Clauses 15.6(a) (Consents), 15.10 (Financial condition), 15.12 (Security Interests), 15.13(b) (Litigation and insolvency proceedings), 15.14 (Business Plan), 15.15 (Tax liabilities), 15.16 (Ownership of assets), 15.18 (Works Council), 15.19 (Borrower Group Structure), 15.20 (ERISA), 15.24 (UPC Financing) and 15.25 (Dutch Banking Act)) are true and correct as if made at the Effective Date with reference to the facts and circumstances then existing, and as if each reference to the Finance Documents includes a reference to this Additional Facility AJ Accession Agreement.

18.
UPC Broadband further represents and warrants on the Effective Date that the execution and delivery by it of this Additional Facility AJ Accession Agreement and the performance of the transactions contemplated by this Additional Facility AJ Accession Agreement will not violate any agreement or instrument to which UPC Holding is a party or binding upon UPC Holding or any member of the Borrower Group or any assets of UPC Holding or any member of the Borrower Group's assets, where such violation would or is reasonably likely to have a Material Adverse Effect.

19.	Each Additional Facility AJ Lender confirms to each Finance Party that:

(a)
it has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in the Credit Agreement and has not relied on any information provided to it by a Finance Party in connection with any Finance Documents; and

(b)
it will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities while any amount is or may be outstanding under the Credit Agreement or any Additional Facility Commitment is in force.

20.
Each of the Additional Facility AJ Lenders agrees that without prejudice to Clause 26.3 (Procedure for novations) of the Credit Agreement, each New Lender (as defined in either Novation Certificate or Assignment Agreement referred to below) shall become, by the execution by the Facility Agent of a Novation Certificate substantially in the form of either Schedule 3 or Schedule 4 (as applicable) or an Assignment Agreement substantially in the form of either Schedule 5 or Schedule 6 (as applicable), in each case, to this Additional Facility AJ Accession Agreement, bound by the terms of this Additional Facility AJ Accession Agreement as if it were an original party hereto as an Additional Facility AJ Lender and shall acquire the same rights, grant the same consents and assume the same obligations towards the other parties to this Additional Facility AJ Accession Agreement as would have been acquired, granted and assumed had the New Lender been an original party to this Additional Facility AJ Accession Agreement as an Additional Facility AJ Lender.

21.
The Facility Office and address for notices of each Additional Facility AJ Lender for the purposes of Clause 32.2 (Addresses for notices) of the Credit Agreement will be that notified by each Additional Facility AJ Lender to the Facility Agent.

22.	This Additional Facility AJ Accession Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

23.
This Additional Facility AJ Accession Agreement may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart signature page of this Additional Facility AJ Accession Agreement by e mail (PDF) or telecopy shall be as effective as delivery of a manually executed counterpart of this Additional Facility AJ Accession Agreement.

SCHEDULE 1
ADDITIONAL FACILITY AJ LENDERS AND COMMITMENTS

Additional Facility AJ Lender	Facility AJ Commitment (€)

Liberty Global Services B.V. (formerly known as UPC Broadband Operations B.V.)	689,209,924.06

Total	689,209,924.06

SCHEDULE 2
FACILITY AJ CONDITIONS PRECEDENT DOCUMENTS

1.	Constitutional Documents

(a)
A copy of the constitutional documents of each Obligor (other than UPC Financing) and the partnership agreement of UPC Financing or, if the Facility Agent already has a copy, a certificate of an authorized signatory of the relevant Obligor confirming that the copy in the Facility Agent's possession is still correct, complete and in full force and effect as at a date no earlier than the date of this Additional Facility AJ Accession Agreement.

(b)	An extract of the registration of each Obligor established in the Netherlands in the trade register of the Dutch Chamber of Commerce.

2.	Authorizations

(a)
A copy of a resolution of the board of managing and, to the extent applicable, board of supervisory directors (or equivalent) and, to the extent that a shareholders' resolution is required, a copy of the shareholders' resolution of each Obligor:

(i)
approving the terms of and the transactions contemplated by this Additional Facility AJ Accession Agreement and (in the case of each of UPC Broadband and UPC Financing) resolving that it execute the same (and, in the case of the Guarantors and the Charging Entities (as defined in the Security Deed) resolving that it execute the confirmation described at paragraph 4(a) below; and

(i)
(in the case of UPC Broadband and UPC Financing) authorizing the issuance of a power of attorney to a specified person or persons to execute this Additional Facility AJ Accession Agreement on its behalf and (in the case of the Guarantors and the Charging Entities (as defined in the Security Deed)) authorizing the issuance of a power of attorney to a specified person or persons to execute the confirmation described in paragraph 4(a) below.

(b)
A specimen of the signature of each person authorized pursuant to its constitutional documents or to the power of attorney referred to in paragraph (a) above to sign this Additional Facility AJ Accession Agreement or the confirmation described in paragraph 4(a) below (as appropriate).

(c)
A certificate of an authorized signatory of UPC Broadband, each Guarantor and each Charging Entity certifying that each copy document specified in this Schedule and supplied by UPC Broadband, each Guarantor and each Charging Entity is correct, complete and in full force and effect as at a date no earlier than the date of this Additional Facility AJ Accession Agreement.

(d)
A copy of any other authorization or other document, opinion or assurance which the Facility Agent has notified UPC Broadband is necessary in connection with the entry into and performance of, and the transactions contemplated by, this Additional Facility AJ Accession Agreement or for the validity and enforceability of this Additional Facility AJ Accession Agreement.

3.	Legal opinions

(a)	A legal opinion of Allen & Overy LLP, English legal advisers to the Facility Agent, addressed to the Finance Parties.

(b)	A legal opinion of Allen & Overy LLP, Dutch legal advisers to the Facility Agent, addressed to the Finance Parties.

(c)	A legal opinion of Allen & Overy LLP, New York legal advisers to the Facility Agent, addressed to the Finance Parties.

4.	Other documents

(a)
Confirmation (in writing) from (i) each of the Guarantors that its obligations under Clause 14 (Guarantee) of the Credit Agreement and (ii) each of the Charging Entities (as defined in the Security Deed) that the Security Interests granted to the Beneficiaries pursuant to the Security Documents and its obligations under the Finance Documents continue unaffected and that such obligations extend to the Total Commitments as increased by the addition of Facility AJ and that such obligations shall be owed to each Finance Party including the Additional Facility AJ Lenders.

SCHEDULE 3
NOVATION CERTIFICATE (CASHLESS)
To:    The Bank of Nova Scotia as Facility Agent and UPC Financing as Borrower
From:    Liberty Global Services B.V. (formerly known as UPC Broadband Operations B.V.) and [the EXISTING AG LENDER / NEW AJ LENDER]

Date:
UPC Broadband Holding B.V. - €1,072,000,000 Term Credit Agreement dated 16 January 2004 (as amended from time to time)(the Credit Agreement)
We refer to:

(a)	Clause 26.3 (Procedure for novations) of the Credit Agreement;

(b)	Clause 9.3 (Transfers by the Lenders) of the Security Deed;

(c)
the Accession Agreements dated 26 March 2013 and 29 April 2013, pursuant to which a EUR €1,554,391,770.53 term loan facility was made available to the Borrower as an Additional Facility (Additional Facility AG) under the Credit Agreement (the Additional Facility AG Accession Agreement); and

(d)
the Accession Agreement dated [•], pursuant to which a €[689,209,924.06] term loan facility is being made available to the Borrower as an Additional Facility (Additional Facility AJ) under the Credit Agreement (the Additional Facility AJ Accession Agreement).

Unless defined in this Novation Certificate, terms defined in the Credit Agreement or, if not defined in the Credit Agreement, the Additional Facility AJ Accession Agreement, have the same meaning in this Novation Certificate.

1.
[●] (the Existing AG Lender) agrees to novate and Liberty Global Services B.V. (formerly known as UPC Broadband Operations B.V.) (the New AG Lender) agrees to accept novation on the Effective Date, of all the Existing AG Lender's rights and obligations referred to in the Schedule in accordance with Clause 26.3 (Procedure for novations) of the Credit Agreement and clause 9.3 (Transfers by the Lenders) of the Security Deed.

2.
Liberty Global Services B.V. (formerly known as UPC Broadband Operations B.V.) (the Existing AJ Lender) agrees to novate and [●] (the New AJ Lender) agrees to accept the novation on the Effective Date of all the Existing AJ Lender's rights and obligations referred to in the Schedule in accordance with Clause 26.3 (Procedure for novations) of the Credit Agreement and clause 9.3 (Transfers by the Lenders) of the Security Deed.

3.
The New AG Lender confirms that it is bound by the terms of the Additional Facility AG Accession Agreement as if it were an original party thereto as an Additional Facility AG Lender and shall acquire the same rights and assume the same obligations towards the other parties to the Additional Facility AG Accession Agreement as would have been acquired and assumed had the New AG Lender been an original party to the Additional Facility AG Accession

Agreement as an Additional Facility AG Lender (as defined in the Additional Facility AG Accession Agreement).

4.
The New AJ Lender confirms that it is bound by the terms of the Additional Facility AJ Accession Agreement as if it were an original party thereto as an Additional Facility AJ Lender and shall acquire the same rights, provide the same consents and assume the same obligations towards the other parties to the Additional Facility AJ Accession Agreement as would have been acquired, granted and assumed had the New AJ Lender been an original party to the Additional Facility AJ Accession Agreement as an Additional Facility AJ Lender.

5.	For the purposes of this Novation Certificate, “Effective Date” means the date on which the Facility Agent countersigns this certificate.

6.
Each party to this document agrees, the Facility Agent agrees on behalf of each Finance Party, and UPC Broadband Holding B.V. agrees on behalf of each Obligor, that this document is a Novation Certificate notwithstanding that its form is different to that required by the Credit Agreement.

7.	This Novation Certificate is a Finance Document.

8.
This Novation Certificate may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart signature page of this Novation Certificate by e-mail (PDF) or telecopy shall be as effective as delivery of a manually executed counterpart of this Novation Certificate.

9.	This Novation Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.

THE SCHEDULE
Rights and obligations to be novated:
EXISTING AG LENDER
Existing AG Commitment: EUR [●]
Assignee: New AG Lender

EXISTING AJ LENDER
Existing AJ Commitment: EUR [●]
Assignee: New AJ Lender

, as the Existing AG Lender

By:
Name:
Title:

LIBERTY GLOBAL SERVICES B.V. (formerly known as UPC Broadband Operations B.V.), as the New AG Lender
By:
Name:
Title:

LIBERTY GLOBAL SERVICES B.V. (formerly known as UPC Broadband Operations B.V.), as the Existing AJ Lender
By:
Name:
Title:

, as the New AJ Lender
By:
Name:
Title:

UPC BROADBAND HOLDING B.V., as Obligors agent
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Facility Agent
By:
Name:
Title:
Date:
The Facility Agent confirms that the Effective Date is the date on which it countersigns this Novation Certificate.

SCHEDULE 4
NOVATION CERTIFICATE (CASH)

To:	The Bank of Nova Scotia as Facility Agent and UPC Financing as Borrower

From:	[THE EXISTING LENDER] and [THE NEW LENDER]
Date:    [ ]
UPC Broadband Holding B.V.- €1,072,000,000 Term Credit Agreement dated 16 January, 2004 as amended from time to time (the Credit Agreement)
We refer to:
(a)Clause 26.3 (Procedure for novations) of the Credit Agreement;
(a)    Clause 9.3 (Transfers by the Lenders) of the Security Deed;

(b)
the Accession Agreement dated [●], pursuant to which a €[689,209,924.06] term loan facility is being made available to the Borrower as an Additional Facility (Additional Facility AJ) under the Credit Agreement (the Additional Facility AJ Accession Agreement); and

(c)	the escrow deed (the Escrow Deed) dated [●], between, among others, UPC Broadband and The Bank of Nova Scotia in its capacity as escrow agent (the Escrow Agent).
Terms defined in the Credit Agreement or, if not defined in the Credit Agreement, the Additional Facility AI Accession Agreement, have the same meaning in this Novation Certificate.

1.
We [●] (the Existing Lender) and [●] (the New Lender) agree to the Existing Lender and the New Lender novating all the Existing Lender's rights and obligations referred to in the Schedule on and from the Effective Date in accordance with Clause 26.3 (Procedure for novations) of the Credit Agreement and clause 9.3 (Transfers by the Lenders) of the Security Deed.

2.
The New Lender confirms that it is bound by the terms of the Additional Facility AJ Accession Agreement as if it were an original party thereto as an Additional Facility AJ Lender and shall acquire the same rights grant the same consents and assume the same obligations towards the other parties to this Agreement as would have been acquired, granted and assumed had the New Lender been an original party to the Additional Facility AJ Accession Agreement as an Additional Facility AJ Lender.

3.
For the purposes of this Novation Certificate, "Effective Date" means the date on which the Facility Agent countersigns this certificate, provided that the Effective Date shall not occur unless, prior to or simultaneous with the date on which the Facility Agent countersigns this certificate, the New Lender delivers a signed Rollover Transfer Document together with a signed CSA Deed of Accession to the Escrow Agent in accordance with clause 3(a) of (and each capitalised term as defined in) the Escrow Deed. The New Lender acknowledges and agrees that by delivering such signed Rollover Transfer Document to the Escrow Agent it authorises the Escrow Agent to act on its behalf under the Escrow Deed and it acknowledges and agrees to all of the terms of the Escrow Deed.

4.	The Facility Office and address for notices of the New Lender for the purposes of Clause 32.2 (Addresses for notices) are set out in the Schedule.

5.
This Novation Certificate may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart signature page of this Novation Certificate by e-mail (PDF) or telecopy shall be as effective as delivery of a manually executed counterpart of this Novation Certificate.

6.	This Novation Certificate is a Finance Document and any non-contractual obligations arising out of or in connection with it are governed by English law.

THE SCHEDULE
Rights and obligations to be novated
EXISTING LENDER
Existing Lender's Commitment under Additional Facility AJ: EUR [•]
Assignee: New Lender

[New Lender]
[Facility Office         Address for notices for administrative purposes
Address for notices for credit purposes]

[The Existing Lender], as the Existing Lender
By:

Name:

Title:

[The New Lender], as the New Lender
By:

Name:

Title:

UPC BROADBAND HOLDING B.V., as Obligors agent
By:

Name:

Title:

THE BANK OF NOVA SCOTIA, as Facility Agent
By:

Name:

Title:

Date:

The Facility Agent confirms that, subject to Clause 3 of this Novation Certificate, the Effective Date is the date on which it countersigns this Novation Certificate.

SCHEDULE 5
ASSIGNMENT AGREEMENT (CASH)
To:    The Bank of Nova Scotia as Facility Agent and UPC Financing as Borrower
From:     [THE EXISTING LENDER] and [THE NEW LENDER]

Date:
UPC Broadband Holding B.V. – €1,072,000,000 Term Credit Agreement dated 16 January 2004 (as amended from time to time) (the Credit Agreement)
We refer to:
(a)    Clause 26.2 (Transfers by Lenders) of the Credit Agreement;
(b)    Clause 9.3 (Transfers by Lenders) of the Security Deed;

(c)
the Accession Agreement dated [●], pursuant to which a €[689,209,924.06] term loan facility is being made available to the Borrower as an Additional Facility (Additional Facility AJ) under the Credit Agreement (the Additional Facility AJ Accession Agreement); and

(d)	escrow deed (the Escrow Deed) dated [●], between, among others, UPC Broadband and The Bank of Nova Scotia in its capacity as escrow agent (the Escrow Agent).
Unless defined in this Assignment Agreement, terms defined in the Credit Agreement or, if not defined in the Credit Agreement, the Additional Facility AJ Accession Agreement, have the same meaning in this Assignment Agreement.

1.
[●] (the Existing Lender) agrees to assign absolutely to [●] (the New Lender), and the New Lender agrees to accept assignment of, on the Effective Date, all of the rights of the Existing Lender under the Additional Facility AJ Accession Agreement, the other Finance Documents and in respect of the Security Interests created or expressed to be created in favour of the Security Agent pursuant to the Security Documents which correspond to the portion of the Existing Lender’s Commitment(s) and participations in utilisations under the Additional Facility AJ Accession Agreement as specified in the Schedule, in accordance with clause 26.2 (Transfers by Lenders) of the Credit Agreement and clause 9.3 (Transfers by the Lenders) of the Security Deed.

2.    On and from the Effective Date:

(a)
The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender’s Commitment(s) and participations in utilisations under the Additional Facility AJ Accession Agreement specified in the Schedule.

(b)
The New Lender agrees to be bound by obligations equivalent to those from which the Existing Lender is released under paragraph (a) above, and to observe, perform and be bound by the terms and provisions of the Security Deed in the capacity as Lender in accordance with clause 9.3 (Transfers by Lenders) of the Security Deed.

3.	The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (h) of clause 26.2 (Transfers by Lenders) of the Credit Agreement.

4.
For the purposes of this Assignment Agreement, “Effective Date” means the date on which the Facility Agent countersigns this Assignment Agreement, provided that the Effective Date shall not occur unless, prior to or simultaneous with the date on which the Facility Agent countersigns this Assignment Agreement, the New Lender delivers a signed Rollover Transfer Document together with a signed CSA Deed of Accession to the Escrow Agent in accordance with (and each as defined in ) clause 3(a) of the Escrow Deed. The New Lender acknowledges and agrees that by delivering such signed Rollover Transfer Documents to the Escrow Agent it authorizes the Escrow Agent to act on its behalf under the Escrow Deed and it acknowledges and agrees to all of the terms of the Escrow Deed.

5.	The Facility Office and address for notices of the New Lender for the purposes of Clause 32.2 (Address for notices) are set out in the Schedule.

6.
This Assignment Agreement may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart signature page of this Assignment Agreement by e-mail (PDF) or telecopy shall be as effective as delivery of a manually executed counterpart of this Assignment Agreement.

7.	This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

THE SCHEDULE
Commitment/rights and obligations to be transferred by assignment, release and accession

EXISTING LENDER
Existing Lender’s Commitment under Additional Facility AJ: EUR [●]
Assignee: New Lender

[New Lender]
[Facility Office         Address for notices for administrative purposes
Address for notices for credit purposes]

[The Existing Lender], as the Existing Lender
By:    By:
Title:    Title:

[The New Lender], as the New Lender
By:
Name:
Title:

UPC BROADBAND HOLDING B.V., as Obligors agent
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Facility Agent
By:
Name:
Title:
Date:
The Facility Agent confirms that, subject to Clause 4 of this Assignment Agreement, the Effective Date is the date on which it countersigns this Assignment Agreement.
Signature of this Assignment Agreement by the Facility Agent constitutes confirmation by the Facility Agent of receipt of notice of the assignment referred to in this Assignment Agreement, which notice the Facility Agent receives on behalf of each Finance Party.

SCHEDULE 6
ASSIGNMENT AGREEMENT (CASHLESS)
To:    The Bank of Nova Scotia as Facility Agent and UPC Financing as Borrower
From:     Liberty Global Services B.V. (formerly known as UPC Broadband Operations B.V.) and [●]

Date:
UPC Broadband Holding B.V. – €1,072,000,000 Term Credit Agreement dated 16 January 2004 (as amended from time to time) (the Credit Agreement)
We refer to:
(a)    Clause 26.2 (Transfers by Lenders) of the Credit Agreement;
(b)    Clause 9.3 (Transfers by Lenders) of the Security Deed;

(c)
the Accession Agreements dated 26 March 2013 and 29 April 2013, pursuant to which a EUR €1,554,391,770.53 term loan facility was made available to the Borrower as an Additional Facility (Additional Facility AG) under the Credit Agreement (the Additional Facility AG Accession Agreement); and

(d)
the Accession Agreement dated on or about the date of this Assignment Agreement, pursuant to which a term loan facility is being made available to the Borrower as an Additional Facility (Additional Facility AJ) under the Credit Agreement (the Additional Facility AJ Accession Agreement).

Unless defined in this Assignment Agreement, terms defined in the Credit Agreement or, if not defined in the Credit Agreement, the Additional Facility AJ Accession Agreement, have the same meaning in this Assignment Agreement.

1.
[●] (the Existing AG Lender) agrees to assign absolutely to Liberty Global Services B.V. (formerly known as UPC Broadband Operations B.V.) (the New AG Lender), and the New AG Lender agrees to accept assignment of, on the Effective Date, all of the rights of the Existing AG Lender under the Additional Facility AG Accession Agreement, the other Finance Documents and in respect of the Security Interests created or expressed to be created in favour of the Security Agent pursuant to the Security Documents which correspond to the portion of the Existing AG Lender’s Commitment(s) and participations in utilisations under the Additional Facility AG Accession Agreement as specified in the Schedule, in accordance with clause 26.2 (Transfers by Lenders) of the Credit Agreement and clause 9.3 (Transfers by the Lenders) of the Security Deed.

2.
Liberty Global Services B.V. (formerly known as UPC Broadband Operations B.V.) (the Existing AJ Lender) agrees to assign absolutely to [●] (the New AJ Lender), and the New AJ Lender agrees to accept assignment of, on the Effective Date, all of the rights of the Existing AJ Lender under the Additional Facility AJ Accession Agreement, the other Finance Documents and in respect of the Security Interests created or expressed to be created in favour of the Security Agent pursuant to the Security Documents which correspond to the portion of the Existing AJ Lender’s Commitment(s) and participations in utilisations under the Additional Facility AJ Accession Agreement as specified in the Schedule, in accordance with clause 26.2 (Transfers by Lenders) of the Credit Agreement and clause 9.3 (Transfers by the Lenders) of the Security Deed.
3.    On and from the Effective Date:

(a)
The Existing AG Lender is released from all the obligations of the Existing AG Lender which correspond to that portion of the Existing AG Lender's Commitment(s) and participations in utilisations under the Additional Facility AG Accession Agreement specified in the Schedule.

(b)
The Existing AJ Lender is released from all the obligations of the Existing AJ Lender which correspond to that portion of the Existing AJ Lender’s Commitment(s) and participations in utilisations under the Additional Facility AJ Accession Agreement specified in the Schedule.

(c)
The New AG Lender agrees to be bound by obligations equivalent to those from which the Existing AG Lender is released under paragraph (a) above, and to observe, perform and be bound by the terms and provisions of the Security Deed in the capacity as Lender in accordance with clause 9.3 (Transfers by Lenders) of the Security Deed.

(d)
The New AJ Lender agrees to be bound by obligations equivalent to those from which the Existing AJ Lender is released under paragraph (b) above, and to observe, perform and be bound by the terms and provisions of the Security Deed in the capacity as Lender in accordance with clause 9.3 (Transfers by Lenders) of the Security Deed.

4.
The New AG Lender and the New AJ Lender expressly acknowledge the limitations on the Existing AG Lender's and the Existing AJ Lender’s respective obligations set out in paragraph (h) of clause 26.2 (Transfers by Lenders) of the Credit Agreement.

5.	For the purposes of this Assignment Agreement, “Effective Date” means the date on which the Facility Agent countersigns this Assignment Agreement.
6.    This Assignment Agreement is a Finance Document.

7.
This Assignment Agreement may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart signature page of this Assignment Agreement by e-mail (PDF) or telecopy shall be as effective as delivery of a manually executed counterpart of this Assignment Agreement.

8.	This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

THE SCHEDULE
Commitment/rights and obligations to be transferred by assignment, release and accession
EXISTING AG LENDER
Existing AG Commitment: EUR €
Assignee: New AG Lender

EXISTING AJ LENDER
Existing AJ Commitment: EUR €
Assignee: New AJ Lender

, as the Existing AG Lender
By:    By:
Title:    Title:

LIBERTY GLOBAL SERVICES B.V. (formerly known as UPC Broadband Operations B.V.), as the New AG Lender
By:
Name:
Title:

LIBERTY GLOBAL SERVICES B.V. (formerly known as UPC Broadband Operations B.V.), as the Existing AJ Lender
By:
Name:
Title:

, as the New AJ Lender
By:    By:
Title:    Title:

UPC BROADBAND HOLDING B.V., as Obligors agent
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Facility Agent
By:
Name:
Title:
Date:
The Facility Agent confirms that the Effective Date is the date on which it countersigns this Assignment Agreement.
Signature of this Assignment Agreement by the Facility Agent constitutes confirmation by the Facility Agent of receipt of notice of the assignment referred to in this Assignment Agreement, which notice the Facility Agent receives on behalf of each Finance Party.

SIGNATORIES
THE BANK OF NOVA SCOTIA as Facility Agent
By:     Authorized Signatory
Authorized Signatory

THE BANK OF NOVA SCOTIA as Security Agent
By:     Authorized Signatory
Authorized Signatory

Signature page to Additional Facility AJ Accession Agreement

UPC BROADBAND HOLDING B.V.
By: Authorized Signatory

By: Authorized Signatory

Signature page to Additional Facility AJ Accession Agreement

UPC FINANCING PARTNERSHIP
By: Authorized Signatory

By: Authorized Signatory

Signature page to Additional Facility AJ Accession Agreement

ADDITTIONAL FACILITY AJ LENDERS
Liberty Global Services B.V. (formerly known as UPC Broadband Operations B.V.)
By: Authorized Signatory
By: Authorized Signatory

Signature page to Additional Facility AJ Accession Agreement